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                         SECURITIES AND EXCHANGE COMMISSION
                              Washington, D.C.  20549



                                      FORM 8-K



                                   CURRENT REPORT



                       Pursuant to Section 13 or 15(d) of the
                          Securities Exchange Act of 1934



                 Date of report (date of earliest event reported):
                                  January 19, 1999



                                  AMX CORPORATION
               (Exact name of registrant as specified in its charter)

          Texas                     0-26924                    75-1815822
     ----------------             ------------             -------------------
     (State or other              (Commission              (I.R.S. Employer
     jurisdiction of              File Number)             Identification No.)
     incorporation)

                               11995 Forestgate Drive
                                Dallas, Texas  75243
            ------------------------------------------------------------
            (Address of principal executive offices, including zip code)


         Registrant's telephone number, including area code (972) 644-3048
                                                            --------------

                                   Not Applicable
                                   ---------------
           (Former name or former address, if changed since last report)

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ITEM 5.   OTHER EVENTS

          On January 19, 1999, the Company issued a press release announcing:

          - a product strategy aimed at extending and leveraging the Company's core technology and products into the "Internet Appliance" sector;

          - the election of John F. McHale as Chairman of the Board of Directors replacing Scott D. Miller as Chairman of the Board with Mr. Miller continuing as a member of the Board of Directors;

          - an agreement by John F. McHale, a member of the Board of Directors of the Company, to make a capital infusion of $5,000,000 as a result of a private placement of common stock to Mr. McHale.

          - preliminary financial results for the fiscal quarter ending December 31, 1998;

          The press release is attached hereto as Exhibit 20.1 and is incorporated herein by reference.

ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL
          INFORMATION AND EXHIBITS


          (c)  Exhibit.

               20.1 Press Release, dated January 19, 1999.


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                                     SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                       AMX CORPORATION


January 19, 1999                       By: /s/ Joe Hardt
                                          ------------------------------------
                                            Joe Hardt
                                            President and Chief Executive
                                            Officer



                                       3
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                                   EXHIBIT INDEX


Exhibit No.                  Description
-----------                  -----------
20.1           Press Release, dated January 19, 1999.